Exhibit 10.32.1

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

FIRST AMENDMENT TO SALES AND PROMOTIONAL SERVICES AGREEMENT

This First Amendment (“First Amendment") to the Sales and Promotional Services Agreement dated December 30, 2011 (the “Agreement”), by and between ENDO PHARMACEUTICALS INC., a Delaware corporation ("CLIENT") and VENTIV COMMERCIAL SERVICES, LLC, a New Jersey limited liability company ("VCS"), is entered into as of September 21, 2012 (the “Effective Date”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WITNESSETH:

WHEREAS, pursuant to the Agreement, Article III, Section 3.2(b) allows for CLIENT in its sole discretion to increase or decrease the number of Sales Representatives and/or District Managers in the VCS Field Force by up to *** (***%) percent;

WHEREAS, CLIENT desires to decrease the VCS Field Force by *** (***%) percent; and

WHEREAS, the Parties desire to amend the Agreement to reflect certain modifications (defined below) as set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto agree as follows:

1. Article III, Section 3.2(b) of the Agreement is amended to provide that the Initial Total Headcount shall consist of 170 Sales Representatives, 17 District Managers, one Project Manager, one VCS Trainer and one National Sales Director.

2.Schedule B of the Agreement shall be deleted in its entirety and replaced and restated with Schedule B attached hereto and made a part hereof.

3.Schedule B-Y to the Agreement shall be deleted in its entirety and replaced and restated with Schedule B-Y attached hereto and made a part hereof.

4.The Parties agree that the implementation of Sections 1 of this First Amendment shall commence on October 5, 2012 and Sections 2 and 3 of this First Amendment shall commence on October 1, 2012.

5.As a result of the changes set forth in Section 1 of this First Amendment, VCS shall be required to reduce the number of Fleet Vehicles provided under the Agreement by approximately *** (***) vehicles. Sections 3.3(f), 3.3(g), and 11.4 of the Agreement shall apply to VCS’s disposal of these Fleet Vehicles.

6.All terms and conditions of the Agreement not specifically amended herein shall remain unchanged and in full force and effect.

7. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute the same agreement.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed by their duly authorized representatives.

ENDO PHARMACEUTICALS INC.		VENTIV COMMERCIAL SERVICES, LLC

By:	/s/ David P. Holveck	By:	/s/ Paul Mignon

Name:	David P. Holveck	Name:	Paul Mignon

Title	President and CEO	Title	President, Selling Solutions

AMENDED AND RESTATED

Schedule B

COMPENSATION - FEES PAYABLE TO VCS
I. Reconciled Pass-through Expenses
VCS shall invoice CLIENT monthly for all fees and costs payable by CLIENT for Services as set forth in the Budget included as Schedule B-Y, and shall bill to CLIENT Reconciled Pass-through Expenses, which shall include:

-	Fuel

-	VCS Sales Representative and District Manager salaries for those Sales Representatives and District Managers actually employed by VCS for the applicable month

-	VCS Field Force travel and cell phone expenses (only to the extent used in the performance of duties pursuant to this Agreement) and other expenses captured on routine expense reports)

-	District Manager Bonuses (plus applicable employer portion of taxes)

-	Sales Representative Bonuses (plus applicable employer portion of taxes)

-	Sales Representative travel subject to compliance with Client travel policies as amended from time to time

-	Direct Marketing Expense (DME) Funds in accordance with specified budget

-	Ordinary and reasonable office expenses

-	Sample Management Services and Storage

-	Backfill Recruiting

-	Costs for non-lease expenses for Assigned Vehicles (before conversion to open ended leases)

Reconciled Pass-through Expenses are subject to the provisions of Section 4.3 of the Agreement.

II. Fixed Management Fee and At-Risk Management Fee
For each full Agreement Year during the Term, VCS shall be paid the Fixed Management Fee of $*** for the 4th quarter of 2012 and $*** (annually) for 2013 and be eligible to earn the At-Risk Management Fee. For the Second Extension and any other partial Agreement Year during the Term, VCS shall be paid *** (***) of the Fixed Management Fee and the *** portion of any achieved At-Risk Management Fee for each month (***) during such Second Extension and any other partial Agreement Year during the Term. All fees referenced in this Schedule B are provided on an annualized basis unless otherwise specified.
The annual At-Risk Management Fee is made up of three separate components:
1.    $*** for the 4th quarter of 2012 and $*** for 2013, which ***, and shall be paid to VCS *** as further described below (the “Rx Sales Fee”);
2.    $*** for the 4th quarter of 2012 and $*** (annually) for 2013, which ***: (a) ***; and (b) shall be paid to VCS *** (***).
3.    $*** for the 4th quarter of 2012 and $*** (annually) for 2013, which ***: (a) ***; and (b) shall be paid to VCS *** (***).
Rx Sales Fee
Rx Sales goals will be ***. In addition, ***.
***:
Table 1

***	***%	*** % ***
***	***%	*** % ***
***	***%	*** % ***
***	***%	*** % ***
***	***%	*** % ***
***	***%	*** % ***
***	***%	*** % ***
VCS’ attainment of the Rx Sales goals will be***: (1) *** (ii) ***.
***:
Table 2

***	***
***%	***%
***% ***%	***%
***% ***%	***%
***% ***%	***%
***% ***%	***%
***% ***%	***%
***%	***%
An example of the Rx Sales Fee payable to VCS *** is as follows:

***	***	***	***	***	***	***	***	***

***	***%	$***	$***	$***	$***	$***	$***	$***
***	***%	$***	$***	$***	$***	$***	$***	$***
***	***%	$***	$***	$***	$***	$***	$***	$***
***	***%	$***	$***	$***	$***	$***	$***	$***
***	***%	$***	$***	$***	$***	$***	$***	$***
***	***%	$***	$***	$***	$***	$***	$***	$***

***
***
VCS shall receive the quarterly portion of the *** ($***) based on *** (1) ***, or (2) *** payable to VCS on a *** is as follows:
*** Table

Column A	Column B	Column C	Column D
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***%	$***	$***

For purposes of clarification: (1) ***; and (2) the above table is based on ***.

Active Territory Fee
For each calendar quarter, VCS shall be responsible to ensure that the ***.
VCS shall receive the quarterly portion of the ($***) only *** (i.e., if *** .

AMENDED AND RESTATED
Schedule B-Y

inVentiv Commercial Services
Proposal for Endo: 170 Full Time Professionals, 17 District Managers, PD, PM, & Rx Sampling
	58 Reps	170Reps
	Oct1-5	Q4	Total Q4	2013
Amounts to be Reconciled (from fixed fees)
Rep Salary	***	***	***	***
Rep Parking / Tolls	***	***	***	***
Rep Office Expense	***	***	***	***
Rep Phone / Internet	***	***	***	***
District Manager Salary	***	***	***	***
District Manager Travel	***	***	***	***
District Manager Office Expense	***	***	***	***
District Manager Phone / Internet	***	***	***	***
Sample Storage	***	***	***	***
Estimate for non lease expenses for Lease Assumed Vehicles (Before conversion to Opne End Leases)		***	***	***
Fuel for Reps & DM's	***	***	***	***
***
At Risk Management Fee	***	***	***	***
***
Backfill Recruiting	***	***	***	***
***
Interview Travel	***	***	***	***
District Manager Bonus	***	***	***	***
Full-Time Representative Bonus	***	***	***	***
Full-Time Representative Travel		***	***	***
DME Funds	***	***	***	***
3rd Party Data Acquisition	***	***	***	***
National Training Meeting & POA's	***	***	***	***

Amounts Reconciled and Pass Through Total	***	***	***	***

Amounts not to be Reconciled (from fixed fees)
Total Benefits	***	***	***	***
Total Taxes	***	***	***	***
Lease Expense for all Fleet Vehicles	***	***	***	***
Project Manager	***	***	***	***
Project Director	***	***	***	***
Dedicated Trainer	***	***	***	***
Sample Management Services	***	***	***	***
IC Management & Reporting	***	***	***	***
Total Administrative Fee	***	***	***	***
Total Fixed Management Fee	***	***	***	***

Total Fixed Monthly Fees	***	***	***	***

Total Fixed Fee, At Risk Management Fee, Backfill & Passthrough Estimate	***	***	***	***

Note ***
a) ***
b) ***
c) ***